                                   N2H2, INC.

                         REGISTRATION RIGHTS AGREEMENT



                                     DATED
                                     AS OF

                                 APRIL 8, 1999

                                    CONTENTS

 1. Definitions ..........................................  1

 2. Company Registration .................................  2

 4. Obligations of the Company ...........................  4

 5. Furnish Information ..................................  5

 6. Expenses of Registration .............................  6

 7. Underwriting Requirements ............................  6

 8. Delay of Registration ................................  6

 9. Indemnification ......................................  7

10. Reports Under the Act ................................  9

11. Assignment of Registration Rights .................... 10

12. Limitations on Subsequent Registration Rights ........ 10

13. "Market Standoff" Agreement .......................... 11

14. Termination of Registration Rights ................... 11

15. Miscellaneous ........................................ 12
    15.1 Notices ......................................... 12
    15.2 Amendments and Waivers .......................... 12
    15.3 Governing Law; Jurisdiction; Venue .............. 12
    15.4 Successors and Assigns .......................... 12
    15.5 Severability .................................... 12
    15.6 Entire Agreement; Counterparts .................. 13

                                   N2H2, INC.

                         REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of April 8, 1999, and shall be effective as of December 31, 1998, by and among N2H2, Inc., a Washington corporation (the "COMPANY"), and the persons listed on the signature pages to this Agreement (collectively, the "SHAREHOLDERS" and individually, a "SHAREHOLDER").

                                    RECITALS

        A. The Shareholders hold or are acquiring shares of common stock of the Company (the "COMMON STOCK") pursuant to the terms of either (i) a Loan Conversion Agreement dated April 8, 1999 by and among the Company, Peter H. Nickerson, the Segale Group, a Washington general partnership (the "SEGALE GROUP") and Seattle Tractor Parts and Equipment, Inc., a Washington corporation (the "CONVERSION AGREEMENT") and a subsequent Assignment of Interest dated as of April 8, 1999 between the Segale Group and the partners of the Segale Group listed on the signature pages thereto (the "PARTNERS"), each of whom hereby designates Mark A. Segale (or his successor) as his or her exclusive representative with the power to act for and bind them and to receive any notes or documents to be sent to them pursuant to this Agreement, or (ii) a Securities Purchase Agreement dated as of December 31, 1998 by and among the Company and the purchasers listed on Schedule A thereto (the "PURCHASE AGREEMENT").

        B. It is a condition to the obligations of the parties to the Conversion Agreement and the Purchase Agreement that this Agreement be executed by the Company and the Shareholders.

                                   AGREEMENT

1. DEFINITIONS

        For purposes of this Agreement, the following terms have the following meanings:

               (a) "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (b) "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party pursuant to the terms of this Agreement, and any assignee thereof;

               (c) "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or order of effectiveness of such registration statement or document;

               (d) "Registrable Securities" means (i) Common Stock of the Company held by the parties to this Agreement as of January 31, 1999, (ii) any Common Stock of the Company issued or issuable pursuant to the terms of the Purchase Agreement or the Conversion Agreement, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned and any Common Stock which the holder thereof is entitled to sell into the public market, together with all other Registrable Securities of the Company beneficially owned by such holder (and all Registrable Securities as to which such holder shares beneficial ownership) that is at the time of registration, transferable by the holder thereof in a single brokerage transaction under the provisions and within the volume limitations of Rule 144(e)(1) promulgated under the Act or any successor to such Rule;

               (e) "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

               (f)   "SEC" means the Securities and Exchange Commission.

2.   COMPANY REGISTRATION

     If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall, at each such time, give each Holder written notice of such registration at least 30 days prior to filing for registration. Upon the written request of each such Holder given within 10 days after receipt of such notice by the Company, the Company shall, subject to the provisions of Section 7, use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the Company decides for any reason not to complete the registration of shares of Common Stock other than Registrable Securities, the Company shall have no obligation under this Section 2 to continue with the registration of Registrable Securities. Any request pursuant to this Section 2 to register Registrable Securities as part of an underwritten public offering of Common Stock shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration.

     3.   FORM S-3 REGISTRATION

     Notwithstanding any other provision of this Section 3, the registration rights afforded by this Section 3 shall be available solely to the Partners and their transferees and shall be administered as follows:

     (a) If the Company shall receive a written request from one or more Holders that the Company effect a registration on Form S-3, then the Company shall, within 10 days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request to be given within 30 days of receipt of such notice by the Company.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this Section 3 if (i) Form S-3 is not available for such offering by the Holders; (ii) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters' discounts or commissions) of less than $250,000; (iii) the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holders under this Section 3; provided, however, that the Company shall not use this right more than once in any 12-month period; (iv) the Company has, within the 12-month period preceding the date of such request, already effected two such registrations on Form S-3 for the Holders pursuant to this Section 3; or (v) the Company within the 12-month period preceding the date of such request has effected a registration of securities in which the Holders of Registrable Securities requesting registration pursuant to this Section 3 were entitled to participate to the fullest extent they desired pursuant to Section 2.

4.   OBLIGATIONS OF THE COMPANY

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of one or more Holders, keep such registration statement effective for up to 90 days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders of such copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request to facilitate the disposition of all securities covered by such registration statement.

          (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such registration shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement, during the time when a prospectus is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) At the request of any Holder selling Registrable Securities in such registration, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such registration (i) an opinion, dated such date, of legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by Company counsel to underwriters in an underwritten public offering, addressed to the underwriters and to each selling Holder, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to each selling Holder.

          (h) List the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or qualify the Registrable Securities being registered for inclusion on Nasdaq if the Company does not have a class of equity securities listed on a national securities exchange.

          (i) Provide a transfer agent and registrar for the securities being registered and a CUSIP number, not later than the effective date of the registration statement.

5.   FURNISH INFORMATION

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

6. EXPENSES OF REGISTRATION

        In connection with any registration pursuant to this Agreement, the Company shall be responsible for the payment of all reasonable expenses of the registration, with the exception of (a) underwriting discounts and commissions, which shall be paid by the Company, the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them, and (b) the fees and expenses of more than one law firm acting as counsel to the selling Holders selected by a majority in interest of the selling Holders, which additional counsel, if any, shall be paid by the Holder or Holders that engage such counsel. The expenses to be paid by the Company shall include, without limitation, all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Holders.

7. UNDERWRITING REQUIREMENTS

        The Company shall not be required under Section 2 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the underwriters advise the Company that marketing factors require a limitation on the number of shares to be included in such offering, then the Company shall so advise all Holders that have registered Registrable Securities to be included in the registration, and the number of shares, including Registrable Securities, that may be included in the registration shall be apportioned first to the Partners (until the Company has registered $500,000 of net proceeds of its Registrable Securities in the aggregate under all registrations effected on behalf of the Partners), then to the Company, then pro rata among all of the selling Holders according to the total amount of Registrable Securities held by such Holders at the time of registration, then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders.

8. DELAY OF REGISTRATION

        No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.    INDEMNIFICATION

      In the event any Registrable Securities are included in a registration statement under this Agreement.

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any actual expenses (including legal fees and costs), losses, claims, damages (including settlement amounts) or liabilities (joint or several) (collectively, "LOSSES") to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, untrue in light of the circumstances under which they were made, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law. The Company will reimburse (as incurred) each such Holder, underwriter or controlling person for any Losses reasonably incurred by them in connection with investigating or defending any Violations; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any Losses that arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

            (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company and its officers, directors, agents and employees, each underwriter and each other Holder selling securities in such registration statement, and any person who controls any of the foregoing within the meaning of the Act or the 1934 Act, against any Losses to which the Company or such officer, director, agent, employee, or underwriter or other selling Holder or controlling person may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration, and each such Holder will reimburse (as incurred) any Losses reasonably incurred by the Company or its officers, directors, agents, employees, or underwriters or other selling Holders or controlling persons in connection with investigating or defending any Violations; provided, however, that (i) the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Holder, which consent shall not be unreasonably withheld and (ii) the obligations of such Holders shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities sold as contemplated herein.

     (c) Promptly after receipt of notice of the commencement of any action (including any governmental action), an indemnified party will, if a claim is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time after notice of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 9 to the extent such failure is prejudicial to its ability to defend such action, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 9.

     (d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Losses as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Section 9(d) exceed the net proceeds to each such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation resulting in such Losses relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)   The obligations of the Company and Holders under this
Section 9 shall survive the completion of any offering of Registrable Securities and the termination of Registration Rights pursuant to Section 14.

10.     REPORTS UNDER THE ACT

        With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days from the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act (at any time after 90 days from the date on which it becomes subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such Form S-3.

11.  ASSIGNMENT OF REGISTRATION RIGHTS

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided that the Company is, within a reasonable period of time after such transfer not exceeding thirty (30) days, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and that if the transfer is of rights held by any of the Partners, such transferee or assignee after the transfer or assignment holds at least 100,000 shares of the Registrable Securities. The 100,000 share minimum holdings restriction shall not apply if the transferee or assignee of a Partner is (a) a partner or retired partner of the Segale Group or any assignee or transferee of the Segale Group that is a partnership, (b) a member of the immediate family or a trust for the benefit of the Segale Group or any assignee or transferee of the Segale Group that is an individual, (c) an entity controlling, controlled by or under common control with the Segale Group or any assignee or transferee of the Segale Group that is not an individual, or (d) a constituent member of the Segale Group or any assignee or transferee of the Segale Group that is a limited liability company; provided in each event that the transferee or assignee shall designate Mark A. Segale (or his successor) as his or her exclusive representative with the power to act for and bind the transferee or assignee pursuant to this Agreement.

12.  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

     From and after the date of this Agreement, the Company shall not, without the written consent of Mark A. Segale, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) include such securities in any registration filed under Section 2 unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Partners which the Partners have requested to be included or (b) make a demand registration which could result in such registration statement being declared effective prior to 180 days of the effective date of any registration effected pursuant to Section 2.

13.  "MARKET STANDOFF" AGREEMENT

     The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities for a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that all officers and directors of the Company (whether or not pursuant to this Agreement) enter into similar agreements and the Company has used all reasonable efforts to obtain similar agreements from all holders of at least 1% of the Company's then outstanding Common Stock. Any release from the obligations of this Section 13 shall be made pro rata among the selling Holders according to the total amount of Registrable Securities held by such Holders at the time of registration.

     To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

14.  TERMINATION OF REGISTRATION RIGHTS

     The registration rights granted under Sections 2 and 3 of this Agreement shall terminate as to all Holders on the earlier of the tenth anniversary of the date of this Agreement or the fifth anniversary of the closing of the Company's first public offering in which the aggregate proceeds to the Company before deducting underwriting commissions and expenses are at least $10 million (the "FIFTH ANNIVERSARY"); provided, however, such termination shall be postponed until the later of (i) that number of days following such Fifth Anniversary equal to the number of days, if any, between the date of such first public offering and the Fifth Anniversary that the Common Stock of the Company is not traded on a national stock exchange or the Nasdaq National Market (or any successor organization) and (ii) if as of the Fifth Anniversary, the Company is not so traded, then, one year following such date as the

Company first resumes trading on a national stock exchange or the Nasdaq National Market (or any successor organization).

15.  MISCELLANEOUS

     15.1 NOTICES

     Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) five days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page, or at such other address as such party may designate by 10 days' advance written notice to the other parties given in the foregoing manner.

     15.2 AMENDMENTS AND WAIVERS

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the unanimous prior written consent of the Company, the Partners and the Holders of a majority of the Registrable Securities then outstanding.

     15.3 GOVERNING LAW; JURISDICTION; VENUE

     This Agreement shall be governed by and construed under the laws of the state of Washington without regard to principles of conflict of laws. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement.

     15.4 SUCCESSORS AND ASSIGNS

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties as provided herein.

     15.5 SEVERABILITY

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     15.6 ENTIRE AGREEMENT; COUNTERPARTS

     This Agreement constitutes the entire agreement between the parties about its subject and supersedes all prior agreements including any provisions regarding the subject matter hereof contained in the Purchase Agreement. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.

                            [Signature pages follow]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              N2H2, INC.

                              By: /s/ Peter H. Nickerson
                              --------------------------------------------
                                 Its President
                              --------------------------------------------

                              Address: 900 Fourth Avenue Seattle, WA 98164
                              --------------------------------------------

                              Fax: 206-336-1556
                              --------------------------------------------

                              Telephone:
                              --------------------------------------------


                              PETER H. NICKERSON:

                              /s/ Peter H. Nickerson
                              --------------------------------------------


                              Address: 13231 NE 50th St. Bellevue
                              --------------------------------------------

                              Fax:
                              --------------------------------------------

                              Telephone: 206-972-8086
                              --------------------------------------------


                              HOLLY HILL:

                              /s/ Hollis R. Hill
                              --------------------------------------------

                              Address:
                              --------------------------------------------

                              Fax:
                              --------------------------------------------

                              Telephone:
                              --------------------------------------------


                              CRUTTENDEN ROTH BRIDGE FUND, LLC


                              By: /s/ Shelly Singhal
                              --------------------------------------------
                                 Its: Manager
                              --------------------------------------------

                              Address:
                              --------------------------------------------

                              Fax:
                              --------------------------------------------

                              Telephone:
                              --------------------------------------------

          SHELLY SINGHAL
          /s/ Shelly Singhal
          --------------------------------------------

          Address:
          --------------------------------------------

          Fax:
          --------------------------------------------

          Telephone:
          --------------------------------------------

          JAMES STEARNS
          /s/ James Stearns
          --------------------------------------------

          Address:
          --------------------------------------------

          Fax:
          --------------------------------------------

          Telephone:
          --------------------------------------------

          GLENN POWERS
          /s/ Glen Powers
          --------------------------------------------

          Address:
          --------------------------------------------

          Fax:
          --------------------------------------------

          Telephone:
          --------------------------------------------

          DANN V. ANGELOFF TTE FBO
          Angeloff Family Trust
          DTD 12/14/91
          /s/ Dann V. Angeloff
          --------------------------------------------

          Address: 727 W. 77th St., LA, CA 90017
          --------------------------------------------

          Fax:       (213) 488-1868
          --------------------------------------------

          Telephone: (213) 488-1700
          --------------------------------------------


          DANN V. ANGELOFF TTEE UTD
          10/4/76 FBO The Angeloff Children
          /s/ Dann V. Angeloff
          --------------------------------------------

          Address: 727 W. 77th St., LA, CA 90017
          --------------------------------------------

          Fax:       (213) 488-1868
          --------------------------------------------

          Telephone: (213) 488-1700
          --------------------------------------------

          ROBERT LONDON
          /s/ Robert London
          --------------------------------------------

          Address: 212 Aurora Dr; Montecito, CA 93108
          --------------------------------------------

          Fax:       (805) 966-9302
          --------------------------------------------

          Telephone: (805) 565-3503
          --------------------------------------------

          JOEL SLUTZKY
          /s/ Joel Slutzky
          --------------------------------------------

          Address: 424 Via Lido Nord, Newport Beach
          --------------------------------------------

          Fax:       714-780-7857
          --------------------------------------------

          Telephone: 714-788-7800
          --------------------------------------------

          ALAN SLUTZKY
          /s/ Alan Slutzky
          --------------------------------------------

          Address: 31815 Camino Capistrano #19
          --------------------------------------------
                   San Juan Capistrano, CA 92675
          --------------------------------------------

          Fax:       949-661-5501
          --------------------------------------------

          Telephone: 949-661-5500
          --------------------------------------------

          GREGORY MINER
          /s/ Gregory Miner
          --------------------------------------------

          Address: 4152 Bouton Dr.
          --------------------------------------------

          Fax:       562-938-2891
          --------------------------------------------

          Telephone: 562-429-3006
          --------------------------------------------

          MICHAEL ERICKSON
          /s/ Michael Erickson
          --------------------------------------------

          Address: 1505 Westlake Ave N.
          --------------------------------------------
                   Seattle, WA 98109
          --------------------------------------------

          Fax:       206-281-9882
          --------------------------------------------

          Telephone: 206-281-9881
          --------------------------------------------

          WILLIAM P. FOLEY, II
          /s/ William P. Foley
          --------------------------------------------

          Address: 3916 State Street, #300
          --------------------------------------------
                   Santa Barbara, CA 93105
          --------------------------------------------

          Fax:       805-563-4141
          --------------------------------------------

          Telephone: 805-898-7136
          --------------------------------------------

          FRANK P. WILLEY
          /s/ Frank Willey
          --------------------------------------------

          Address:
          --------------------------------------------

          Fax:
          --------------------------------------------

          Telephone:
          --------------------------------------------

                                        GARY R. NELSON
                                        /s/ Gary R. Nelson
                                       -----------------------------------------

                                        Address:
                                       -----------------------------------------

                                        Fax:
                                       -----------------------------------------

                                        Telephone:
                                       -----------------------------------------

                                        THOMAS RAKOW
                                        /S/ Thomas Rakow
                                       -----------------------------------------

                                        Address: 25791 Maple View
                                       -----------------------------------------
                                                 Laguna, CA 92653
                                       -----------------------------------------

                                        Fax:       949-348-0980
                                       -----------------------------------------

                                        Telephone: 949-348-1773
                                       -----------------------------------------

                                        JOHN NARVER
                                        /s/ John Narver
                                       -----------------------------------------

                                        Address: 2015 Federal Ave E.
                                       -----------------------------------------

                                        Fax:       206-685-9392
                                       -----------------------------------------

                                        Telephone: 206-323-6026
                                       -----------------------------------------

                                        PHILIP J. DINAPOLI, JR.
                                        /s/ Philip J. Dinapoli, Jr.
                                       -----------------------------------------

                                        Address: 702 Jasmine Ave.
                                       -----------------------------------------
                                                 Corona Del Mar, CA 92625
                                       -----------------------------------------

                                        Fax:
                                       -----------------------------------------

                                        Telephone:
                                       -----------------------------------------


                                        GARY CREMO
                                        /s/ Gary Cremo
                                       -----------------------------------------

                                        Address: 1845 Port Seabourne NB 92660
                                       -----------------------------------------

                                        Fax:       949-852-9715
                                       -----------------------------------------

                                        Telephone: 949-720-7110
                                       -----------------------------------------

                         MARK A SEGALE

                         /s/ MARK A SEGALE
                         -----------------------------------------
                         Mark A. Segale, for the community of him
                         and Keri D. Segale

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------

                         ANN J. NICHOLS

                         /s/ ANN J. NICHOLS
                         -----------------------------------------
                         Ann J. Nichols, as her separate property

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------

                         LISA M. ATKINS

                         /s/ LISA M. ATKINS
                         -----------------------------------------
                         Lisa M. Atkins, for the community of her
                         and Robert L. Atkins

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------

                         TINA A. COVEY

                         /s/ TINA A. COVEY
                         -----------------------------------------
                         Tina A. Covey, for the community of her
                         and Todd E. Covey

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------

                         NITA S. JOHNSON

                         /s/ NITA S. JOHNSON
                         -----------------------------------------
                         Nita S. Johnson, for the community of her
                         and Brian E. Johnson

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------


                         DONNA A. SEGALE

                         /s/ DONNA A. SEGALE
                         -----------------------------------------
                         Donna A. Segale, as her separate property

                         Address: P.O. Box 88028 Tukwila, WA 98138
                                  --------------------------------
                         Fax: 206-575-1837
                              ------------------------------------
                         Telephone: 206-575-2000
                                    ------------------------------

                         SAMIR J. TUMA

                         /s/ SAMIR J. TUMA
                         -----------------------------------------
                         Samir J. Tuma, as his separate property

                         Address: 1779 Alabama Street, SF CA 94110
                                  --------------------------------
                         Fax:
                              ------------------------------------
                         Telephone: 415-695-1987
                                    ------------------------------






                                      -19-